State of Florida
                              Department of State

I certify the attached is a true and correct copy of the Articles of Incorporation of BALLROOM DANCE FITNESS INC., a corporation organized under the laws of the State of Florida, filed on January 2, 2009, effective January 2, 2009, as shown by the records of this office.

The document number of this corporation is P09000000431.

Given under my hand and the
Great Seal of the State of Florida
at Tallahassee, the Capitol, this the
Twelfth day of February, 2009

Kurt S. Browning
Secretary of State

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P09000000431 FILED
January 02, 2009
Sec. Of State
jshivers

                     Electronic Articles of Incorporation
                                      For
                          BALLROOM DANCE FITNESS INC.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

                                   Article I
The name of the corporation is: BALLROOM DANCE FITNESS INC.

                                  Article II

The principal place of business address:
1501 S OCEAN BLVD.
326
POMPANO BEACH, FL. 33062

The mailing address of the corporation is:
1501 S OCEAN BLVD.
326
POMPANO BEACH, FL. 33062

                                  Article III

The purpose for which this corporation is organized is:
ANY AND ALL LAWFUL BUSINESS. BALLROOM DANCE FITNESS IS A COMPANY SPECIALIZING IN CARDIO DANCE TAUGHT IN FITNESS CLUBS, YMCA AND VIDEOS

                                  Article IV

The number of shares the corporation is authorized to issue is: 100,000,000

                                   Article V

The name and Florida street address of the registered agent is:

BILL G FORHAN
1501 S OCEAN BLVD
326
POMPANO BEACH, FL. 33062

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P09000000431 FILED
January 02, 2009
Sec. Of State
jshivers

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature: BILL FORHAN

                                  Article VI

The name and address of the incorporator is:

BILL FORHAN	1501 S OCEAN BLVD
326
POMPANO BEACH, FL> 33
062

Incorporator Signature: BILL FORHAN

                                  Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title: CEO
WILLIAM FORHAN
1501 S OCEAN BLVD. # 326
POMPANO BEACH, FL. 33062

Title: COO
SEAN FORHAN
4032 COCOPLUM CICLE
COCONUT CREEEK, FL. 33063

                                 Article VIII

The effective date for this corporation shall be: 01/02/2009

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